UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2008

PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-32307 (Commission File Number)	Not Required (I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 441-296-0519
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On September 26, 2008, Primus Guaranty, Ltd. issued a press release announcing the impact of Standard & Poor’s Rating Services placement of Primus Financial Products, LLC (“Primus Financial”) on negative watch and providing information on Primus Financial’s credit default swap exposure to Washington Mutual Inc. The foregoing description is qualified in its entirety by reference to the Press Release dated September 26, 2008, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 26, 2008 issued by the Registrant

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.
By:	/s/ Richard Claiden
Richard Claiden
Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: September 26, 2008

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated September 26, 2008 issued by the Registrant

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